Exhibit 10.34

BASIC FORM

GSI COMMERCE, INC.

2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD GRANT NOTICE

GSI Commerce, Inc. (the “Company”), pursuant to Section 7(b) of its 2005 Equity Incentive Plan (the “Plan”), hereby grants to you as a Participant under the Plan the right to acquire the number of shares of the Company’s Common Stock set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in (i) the applicable Restricted Stock Award Agreement, which is attached hereto and incorporated herein in its entirety, and (ii) the Plan, which is available on the Company’s Intranet under the Legal and Human Resources sections and incorporated herein in its entirety.

Participant:
Date of Grant:
Number of Shares Subject to Award:
Closing Date:
Consideration:	Your Services to the Company

Vesting Schedule: The shares subject to this Award will vest in accordance with the following schedule; provided that vesting will cease upon termination of your Continuous Service:

of the total number of shares will vest on the first anniversary of the Date of Grant; and

of the total number of shares will vest ☐ annually ☐ monthly thereafter over the next years.

Additional Terms/Acknowledgements: You acknowledge receipt of, and understand and agree to, this Restricted Stock Award Grant Notice, the Restricted Stock Award Agreement and the Plan. You also acknowledge receipt of the 2005 Equity Incentive Plan Prospectus. You further acknowledge that as of the Date of Grant, this Restricted Stock Grant Notice, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between you and the Company regarding the acquisition of stock in the Company pursuant to this Award and supersede all prior oral and written agreements on that subject with the exception of (i) Stock Awards (as defined in the Plan) previously granted and delivered to you under the Plan, and (ii) the following agreements only:

Other Agreements:

GSI COMMERCE, INC.		PARTICIPANT

By:
	Signature	Signature

Name:		Name:
	Print	Print

Title:		Date:

Date:

ESCROW AGENT: The undersigned Escrow Agent hereby acknowledges and accepts its rights and responsibilities pursuant to Section 8 of the Restricted Stock Award Agreement attached hereto and incorporated herein in its entirety.

ESCROW AGENT

Chief Financial Officer
GSI Commerce, Inc.

ATTACHMENTS: Restricted Stock Award Agreement

GSI COMMERCE, INC.

2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to your Restricted Stock Award Grant Notice (“Grant Notice”) and this Restricted Stock Award Agreement (the “Agreement”), GSI Commerce, Inc. (the “Company”) has granted you a Restricted Stock Award under Section 7(b) of its 2005 Equity Incentive Plan (the “Plan”) to acquire the number of shares of the Company’s Common Stock indicated in the Grant Notice (collectively, the “Award”). Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award are as follows:

1. DELIVERY OF SHARES OF COMMON STOCK. The acquisition of the shares shall be consummated as follows:

(a) You will become entitled to the shares by delivering your Grant Notice, executed by you in the manner required by the Company, to the Stock Plan Administrator of the Company, or to such other person as the Company may designate, during regular business hours.

(b) The Company will direct the transfer agent for the Company to deliver to the Escrow Agent pursuant to the terms of Section 8 below the certificate or certificates evidencing the shares of Common Stock being acquired by you. You acknowledge and agree that any such shares may be held in book entry form directly registered with the transfer agent or in such other form as the Company may determine.

2. CONSIDERATION. The Common Stock to be acquired by you on the “Closing Date” indicated on your Grant Notice shall be deemed paid, in whole or in part, in consideration of your services to the Company in the amounts and to the extent required by law.

3. VESTING. Subject to the limitations contained herein and in the Plan, the shares you acquire will vest as provided in your Grant Notice; provided that vesting will cease upon the termination of your Continuous Service. Shares acquired by you that have vested in accordance with the Vesting Schedule set forth in the Grant Notice and this Section 3 are “Vested Shares.” Shares acquired by you pursuant to this Agreement that are not Vested Shares are “Unvested Shares.”

4. NUMBER OF SHARES. The number of shares of Common Stock subject to your Award as referenced in your Grant Notice may be adjusted from time to time for capitalization adjustments as set forth in the Plan.

5. CONDITIONS TO ISSUANCE AND DELIVERY OF SHARES. Notwithstanding any other provision of this Agreement or the Plan, the Company will not be obligated to issue or deliver any shares of Common Stock pursuant to this Agreement (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable Federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation

1.

on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (iv) if it might cause the Company to issue or sell more shares of Common Stock that the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company.

6. RIGHT OF REACQUISITION. The Company shall simultaneously with the termination of your Continuous Service automatically reacquire (the “Reacquisition Right”) for no consideration all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares. Any such waiver shall be exercised by the Company by written notice to you or your representative (with a copy to the Escrow Agent, as defined below) within ninety (90) days after the termination of your Continuous Service, and the Escrow Agent may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its reacquisition right as to all of the Unvested Shares, then upon such termination of your Continuous Service, the Escrow Agent shall transfer to the Company the number of Unvested Shares the Company is reacquiring. The Reacquisition Right shall expire when all of the shares have become Vested Shares in accordance with Section 3.

7. CORPORATE TRANSACTION. In the event of a Corporate Transaction, the treatment of your Award will be governed by the provisions of Section 12 of the Plan, which may include the ability of the Company to assign the Reacquisition Right to its successor (or the successor’s parent company), if any, in connection with the transaction. In addition, to the extent the Reacquisition Right remains in effect following such transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the transaction, but only to the extent the Common Stock was at the time covered by such right.

8. ESCROW OF UNVESTED COMMON STOCK. As security for your faithful performance of the terms of this Agreement and to insure the availability for delivery of your Common Stock upon execution of the Reacquisition Right provided in Section 6 above, you agree to the following “Joint Escrow” and “Joint Escrow Instructions,” and you and the Company hereby authorize and direct the Chief Financial Officer of the Company (“Escrow Agent”) to hold the documents delivered to Escrow Agent pursuant to the terms of this Agreement and of your Grant Notice, in accordance with the following Joint Escrow Instructions:

(a) In the event your Continuous Service as an Employee, Director, or Consultant of the Company or an affiliate of the Company (an “Affiliate”) terminates, the Company shall, pursuant to the Reacquisition Right in Section 6 above, automatically reacquire for no consideration all Unvested Shares, within the meaning of Section 3 above, as of the date of such termination, unless the Company elects to waive such right as to some or all of the Unvested Shares. If the Company (or its assignee) elects to waive the Reacquisition Right, the Company or its assignee will give you and Escrow Agent a written notice specifying the number of Unvested Shares not to be reacquired. You and the Company hereby irrevocably authorize and direct Escrow Agent to close the transaction contemplated by such notice as soon as practicable following the date of termination of your Continuous Service as an Employee, Director, or Consultant in accordance with the terms of this Agreement and the notice of waiver, if any.

2.

(b) Vested Shares shall be delivered to you upon your request given in the manner provided in Section 18 for giving notices.

(c) At any closing involving the transfer or delivery of some or all of the property subject to the Grant Notice and this Agreement, Escrow Agent is directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of Unvested Shares being transferred, and (c) to deliver same, together with the certificate, if any, evidencing the Unvested Shares to be transferred, to you or the Company, as applicable.

(d) You irrevocably authorize the Company to deposit with Escrow Agent the certificates, if any, evidencing the Unvested Shares to be held by Escrow Agent hereunder and any additions and substitutions to the Unvested Shares as specified in this Agreement. You do hereby irrevocably constitute and appoint Escrow Agent as your attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

(e) This escrow shall terminate upon the expiration or application in full of the Reacquisition Right, whichever occurs first, and the completion of the tasks contemplated by these Joint Escrow Instructions; provided, however, that this escrow shall not terminate with respect to any Unvested Shares that vest, but for which you have not satisfied any applicable federal, state, local and foreign tax withholding obligation of the Company or an Affiliate which arise in connection with vesting of the Unvested Shares.

(f) If at the time of termination of this escrow Escrow Agent should have in its possession any documents, securities, or other property belonging to you, Escrow Agent shall deliver all of same to you and shall be discharged of all further obligations hereunder.

(g) Except as otherwise provided in these Joint Escrow Instructions, Escrow Agent’s duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties hereto.

(h) Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by Escrow Agent to be genuine and to have been signed or presented by the proper party or parties or their assignees. Escrow Agent shall not be personally liable for any act Escrow Agent may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for you while acting in good faith and any act done or omitted by Escrow Agent pursuant to the advice of Escrow Agent’s own attorneys shall be conclusive evidence of such good faith.

(i) Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In case Escrow Agent obeys or complies with any

3.

such order, judgment, or decree of any court, Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such compliance, notwithstanding any such order, judgment, or decree being subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

(j) Escrow Agent shall not be liable in any respect on account of the identity, authority, or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

(k) Escrow Agent shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with Escrow Agent.

(l) Escrow Agent’s responsibilities as Escrow Agent hereunder shall terminate if Escrow Agent shall cease to be the Chief Financial Officer or if Escrow Agent shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company or other person who in the future assumes the position of Chief Financial Officer as successor Escrow Agent and you hereby confirm the appointment of such successor or successors as your attorney-in-fact and agent to the full extent of such successor Escrow Agent’s appointment.

(m) If Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(n) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, Escrow Agent is authorized and directed to retain in its possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

(o) By signing the Grant Notice Escrow Agent becomes a party to this Agreement hereto only for the purpose of said Joint Escrow Instructions in this Section 8; Escrow Agent does not become a party to any other rights and obligations of this Agreement apart from those in this Section 8.

(p) Escrow Agent shall be entitled to employ such legal counsel and other experts as Escrow Agent may deem necessary properly to advise Escrow Agent in connection with Escrow Agent’s obligations hereunder. Escrow Agent may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with Escrow Agent’s obligations hereunder.

(q) These Joint Escrow Instructions set forth in this Section 8 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to “Escrow Agent” or “Escrow Agent’s”

4.

herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

9. EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award. This Restricted Stock Award Agreement shall be deemed to be signed by the Company, you and the Escrow Agent upon the respective signing by the Company, you and the Escrow Agent of the Restricted Stock Award Grant Notice to which it is attached.

10. IRREVOCABLE POWER OF ATTORNEY. You constitute and appoint the Company’s Chief Financial Officer as attorney-in-fact and agent to transfer said Common Stock on the books of the Company with full power of substitution in the premises, and to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated. This is a special power of attorney coupled with an interest (specifically, the Company’s underlying security interest in retaining the shares of Common Stock in the event you do not perform the associated services for the Company), and is irrevocable and shall survive your death or legal incapacity. This power of attorney is limited to the matters specified in this Agreement.

11. RIGHTS AS STOCKHOLDER. Subject to the provisions of this Agreement, you shall have the right to exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in the Joint Escrow. You shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of the shares are Unvested Shares.

12. LIMITATIONS ON TRANSFER OF THE COMMON STOCK. In addition to any other limitation on transfer created by applicable securities laws, you shall not sell, assign, hypothecate, donate, encumber, or otherwise dispose of any interest in the Common Stock while such shares of Common Stock are Unvested Shares or continue to be held in the Joint Escrow. After any Common Stock has been released from the Joint Escrow, you shall not sell, assign, hypothecate, donate, encumber, or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws.

13. RESTRICTIVE LEGENDS. The certificates representing the Common Stock shall have endorsed thereon appropriate legends as determined by the Company.

14. NON-TRANSFERABILITY OF THE AWARD. Your Award is not transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you. In the event of the termination of your Continuous Service as an Employee, Director, or Consultant prior to the Closing Date, the acquisition of the shares by you in accordance with Section 1 of this Agreement shall not occur.

5.

15. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

16. WITHHOLDING OBLIGATIONS.

(a) At the time your Award is granted, or at any time thereafter as requested by the Company, you hereby authorize withholding from, at the Company’s election, Vested Shares granted to you, payroll and any other amounts payable to you, and otherwise agree to make adequate provision in cash for, as determined by the Company, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.

(b) Unless the tax withholding obligations of the Company or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

17. TAX CONSEQUENCES. You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You are relying solely on such advisors and not on any statements or representations of the Company or any of its agents. You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. You understand that Section 83 of the Code taxes as ordinary income to you the fair market value of the shares of Common Stock as of the date any restrictions on the shares lapse (that is, as of the date on which part or all of the shares vest). In this context, “restriction” includes the right of the Company to reacquire the shares pursuant to its Reacquisition Right.

18. NOTICES. All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by first class mail or reputable overnight delivery service, expenses prepaid. Notice may also be given by electronic mail or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in a manner provided in the preceding sentence. Notices to the Company or the Board shall be delivered or sent to GSI’s headquarters, 935 First Avenue, King of Prussia, PA 19406, to the attention of its Chief Financial Officer and its General Counsel. Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person’s address as it appears in the regular records of the Company or its transfer agent. Notices to the Escrow Agent shall be sent to Chief Financial Officer, GSI Commerce, Inc., 935 First Avenue, King of Prussia, PA 19406

19. HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and will not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

6.

20. AMENDMENT. This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Board (or appropriate committee thereof) by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board (or appropriate committee thereof) reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

21. MISCELLANEOUS.

(a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns. Your rights and obligations under your Award may not be assigned by you, except with the prior written consent of the Company.

(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

22. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control. The Board (or appropriate committee thereof) will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board (or appropriate committee thereof) will be final and binding upon you, the Company, and all other interested persons. No member of the Board (or appropriate committee thereof) will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

23. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any subsidiary except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any subsidiary’s employee benefit plans.

7.

24. CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.

25. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

8.